Exhibit 99.2

BROADWIND | THINK BIG.

Broadwind Acquires MCM



November 2, 2026

SAFE HARBOR STATEMENT

This Presentation contains "forward looking statements"—that is, statements related to future, not past, events—as defined in Section 21E of the Securities Exchange Act of 1934, as amended, that reflect our current expectations regarding our future growth, results of operations, financial condition, cash flows, performance, business prospects and opportunities, as well as assumptions made by, and information currently available to, our management. We have tried to identify forward looking statements by using words such as "anticipate," "believe," "expect," "intend," "will," "should," "may," "plan" and similar expressions, but these words are not the exclusive means of identifying forward looking statements. Forward looking statements include any statement that does not directly relate to a current or historical fact.

Our forward-looking statements may include or relate to our beliefs, expectations, plans and/or assumptions with respect to the following: (i) acquisition of MCM on our business and our ability to integrate MCM's operations into our existing business efficiently, (ii) our expectations and beliefs with respect to our financial guidance as set forth in our press releases from time to time, (iii) the impact of global health concerns on the economies and financial markets and the demand for our products; (iv) state, local and federal regulatory frameworks affecting the industries in which we compete, including the wind energy industry, and the related phase out, extension, continuation or renewal of federal tax incentives and grants, including the advanced manufacturing tax credits, and state renewable portfolio standards as well as new or continuing tariffs on steel or other products imported into the United States; (v) our customer relationships and our substantial dependency on a few significant customers and our efforts to diversify our customer base and sector focus and leverage relationships across business units; (vi) our ability to operate our business efficiently, comply with our debt obligations, manage capital expenditures and costs effectively, and generate cash flow; (vii) the economic and operational stability of our significant customers and suppliers, including their respective supply chains, and the ability to source alternative suppliers as necessary; (viii) our ability to continue to grow our business organically and through acquisitions; (ix) the production, sales, collections, customer deposits and revenues generated by new customer orders and our ability to realize the resulting cash flows; (x) information technology failures, network disruptions, cybersecurity attacks or breaches in data security; (xi) the sufficiency of our liquidity and alternate sources of funding, if necessary; (xii) our ability to realize revenue from customer orders and backlog; (xiii) the economy and the potential impact it may have on our business, including our customers; (xiv) the state of the energy and industrial markets generally, including the impact of competition and economic volatility in those markets; (xv) the effects of market disruptions and regular market volatility, including fluctuations in the price of oil, gas and other commodities; (xvi) competition from new or existing industry participants;; (xvii) the effects of the change of administrations in the U.S. federal government; (xviii) our ability to successfully integrate and operate acquired companies and to identify, negotiate and execute future acquisitions; (xix) the potential loss of tax benefits if we experience an "ownership change" under Section 382 of the Internal Revenue Code of 1986, as amended; (xx) the effects of proxy contests and actions of activist stockholders; (xxi) the limited trading market for our securities and the volatility of market price for our securities; (xxii) our outstanding indebtedness and its impact on our business activities (including our ability to incur additional debt in the future); and (xxiii) the impact of future sales of our common stock or securities convertible into our common stock on our stock price. These statements are based on information currently available to us and are subject to various risks, uncertainties and other factors that could cause our actual growth, results of operations, financial condition, cash flows, performance, business prospects and opportunities to differ materially from those expressed in, or implied by, these statements including, but not limited to, those set forth under the caption "Risk Factors" in Part I, Item 1A of our Annual Report on Form 10-K for the year ended December 31, 2025. We are under no duty to update any of these statements. You should not consider any list of such factors to be an exhaustive statement of all of the risks, uncertainties or other factors that could cause our current beliefs, expectations, plans and/or assumptions to change. Accordingly, forward-looking statements should not be relied upon as a predictor of actual results.

Positioned to become a leading precision manufacturing partner to the U.S. power and critical infrastructure markets



20+ years of business transformation

2004
Wind tower manufacturing is the core precision manufacturing focus

2018
Wind-market regulatory volatility prompts a successful diversification into new end-markets

2025-2026
Divests the Abilene and Manitowoc tower facilities, formally exiting tower manufacturing

2026
Recapitalized, Broadwind refocuses on the domestic power and critical infrastructure markets

What we're building:

We are precision manufacturing experts. We design and manufacture high-quality components and specialized equipment for leading OEMs and their customers.

We are focused on domestic power and critical infrastructure. These markets offer secular growth, higher margins, greater revenue visibility and lower policy risk than our legacy markets.

We are positioned for powerful secular tailwinds. Accelerating U.S. power demand, rising transmission and distribution investment, reshoring and the push for secure domestic supply chains.

We are a disciplined platform for growth. We build and acquire differentiated capabilities for our customers, targeting profitable, complementary businesses with established positions in priority verticals that are immediately accretive to EPS.

We are a 100% U.S. based provider of design, engineering and fabrication solutions to the power and industrial markets

Our mission

To provide the precision components, specialized equipment and technical expertise needed to build, operate and modernize critical power generation and infrastructure systems.

Business segments

% of 1H26 revenue


Industrial Solutions: 53%
Gearing: 41%
Other: 6%

Industrial Solutions: Supply chain solutions, inventory management, kitting and assembly services for the power generation sector

Gearing: Custom gearing, gearboxes and heat treat services for energy and industrial markets

Other: Proprietary mobile, modular pressure-reducing systems for the compressed natural gas virtual pipeline market

Why we win

Vertically integrated design, sourcing, fabrication, machining, coating and assembly solutions

Proven engineering and product-development capabilities

Stringent testing and quality standards for high-performance customer applications

100% U.S. manufacturing footprint, providing surety of supply

1996 Year Founded	**2006** NASDAQ Listing
Cicero, IL Headquarters	**220** Employees[a]
$73.6M TTM 2Q26 Revenue[b]	**1.5x** 2Q26 Book-to-Bill
68% 2Q26 Y/Y Continuing Operations Order Growth	**$31.3M** Cash & LOC Availability as of Jun 30, 2026[c]

[a] Employees as of September 30, 2026; [b] Trailing 12 months of continuing operations through June 30, 2026;
[c] Adjusted for the minimum excess availability requirement, otherwise liquidity would have been $40.1 million.

Our domestic manufacturing footprint is purpose-built to provide integrated precision manufacturing solutions to leading OEM customers

100% U.S.-based operational footprint

Cicero, IL

Gearing | 301K SF

Industrial gearing, Gearboxes, Precision machining, Engineering

Pittsburgh, PA

Gearing | 52K SF

Gearbox services, Heat treatment, Aftermarket capabilities

Abilene, TX

Other | 15K SF

Clean fuels manufacturing and testing

Sanford, NC

Industrial Solutions | 134K SF

Supply chain solutions, Light fabrication, Inventory management, Kitting and assembly



IL
PA
NC
TX

Building a diversified revenue base



FY2020
69%
9%
9%
6%
4%
2%
WIND
POWER GEN
MINING
INDUSTRIAL
OIL & GAS
OTHER
FY2023
49%
18%
12%
10%
6%
5%
WIND
POWER GEN
OIL & GAS
INDUSTRIAL
MINING
OTHER
2Q2026[a]
70%
15%
8%
2%
1%
4%
POWER GEN
OIL & GAS
INDUSTRIAL
MINING
WIND
OTHER

Established OEM customer base

GE VERNOVA

CATERPILLAR

Ingersoll Rand

GERDAU

KONECRANES

[a] In 2026, most of the Wind revenue was reported in discontinued operations after the Abilene, TX facility was sold on April 30, 2026. *Totals may not sum due to rounding.

Broadwind has acquired MCM, a leading domestic supplier of precision components for U.S. electric transmission and distribution ("T&D")

About MCM

Founded in 1995 and based in Northport, Alabama, MCM is a **100% domestic manufacturer** of precision-machined and fabricated metal components

Core offering: mission-critical components for extra-high-voltage ("EHV") power transmission across the U.S.

Demand driven **by a combination of domestic electric grid expansion, hardening, maintenance, and storm related response**

Transaction Terms

Closed on **October 30, 2026**

Acquired from Summit Equity Group for **$18 million in cash** plus a $7 million earnout subject to achieving EBITDA-related milestones within 14 months of the transaction close, funded from cash on hand and Broadwind's existing credit facility

Includes **performance-based incentives** to support leadership continuity

Financial Overview

2Q26 TTM **revenue of $16.5 million** and Adjusted EBITDA of $3.7 million

Immediately accretive to Broadwind's margins and EPS

Pro forma net debt to TTM **Adjusted EBITDA of ~3.7x[a]** at close

Integration & People

Integration begins immediately

Senior leadership remains with the combined organization

Broadwind intends to **retain all MCM employees**

MCM to continue as an independent commercial brand within the Broadwind family of companies

[a] Pro forma net debt to TTM Adjusted EBITDA is calculated with debt and cash pro forma for the MCM acquisition divided by TTM Adjusted EBITDA as of 2Q26.

MCM provides Broadwind with targeted exposure to a generational investment cycle in U.S. power infrastructure

Provides strategic entry into a structural, multi-year T&D investment cycle

Positions Broadwind in domestic grid modernization, expansion and hardening, driven by rising electricity demand — data centers among the primary drivers.

Adds a higher-margin revenue stream in a priority vertical

Four-year revenue CAGR of 25% through at year-end 2025; **MCM has historically delivered an Adjusted EBITDA margin above Broadwind's average.** With approximately 95% of revenue from domestic T&D, MCM accelerates our mix shift toward power and critical infrastructure.

Expands our domestic manufacturing footprint and skilled workforce

Adds approximately 50 skilled, non-union employees and ~37,000 SF design, engineering and manufacturing facility in Northport, Alabama — **increasing Broadwind's headcount by more than 20%[a]**.

Brings long-standing, sole-source and preferred-supplier customer relationships

A fully complementary customer base with no overlap. Short lead times, daily delivery and utility-grade quality have earned sole-source or preferred status on key accounts; top-ten customer tenure averages 20+ years.

Preserves balance-sheet discipline with a clear path to lower leverage

Pro forma net debt to TTM Adjusted EBITDA of ~3.7x[b] at close, **targeting 2.0x or less by year-end 2028** through earnings growth and debt repayment.

[a] Based on employees as of September 30, 2026. [b] Pro forma net debt to TTM Adjusted EBITDA is calculated with debt and cash pro forma for the MCM acquisition divided by TTM Adjusted EBITDA as of 2026.

MCM is a specialty manufacturer of precision-machined and fabricated metal components for the T&D industry

OVERVIEW

Headquarters
Northport, AL

30+ years
of precision manufacturing experience

~50 employees
non-union

Deep Product Base
600+ SKUs

~37,000 SF
owned facility with advanced CNC machining and fabrication capabilities

2023 expansion added 6,000 SF and significant fabrication capabilities

CNC LASER & PLASMA CUTTING



CNC MILLS & LATHES



WELDING EQUIPMENT



~95% of MCM's annual revenue is tied to the power generation, transmission and distribution sector[(a)]


Agriculture: 1.6%
Material Handling: 1.3%
Other: 1.1%
Electric Utility: 96.1%

(a) For the trailing twelve months ending August 31, 2025

MCM has long-term customer and supplier relationships that underpin a recurring, profitable revenue base

Why customers choose MCM—and stay with them

30-year track record under owner-operator leadership

Utility-grade quality, stringent standards and technical manufacturing capability

Sole-source or preferred supplier on multiple highly specified products

Short lead times, just-in-time delivery and reliable on-time performance

Customer-centric service: highly responsive and accessible

100% domestic manufacturing footprint with a proven, skilled workforce

TOP 10 CUSTOMERS BY REVENUE[a]

20+-year customer tenure among top 10 customers


CUSTOMER
YEARS
CUSTOMER A
30
CUSTOMER B
13
CUSTOMER C
20
CUSTOMER D
20
CUSTOMER E
30
CUSTOMER F
15
CUSTOMER G
20
CUSTOMER H
10
CUSTOMER I
30
CUSTOMER J
15

A deep, reliable supplier base

Diversified procurement base with no single-source dependency — continuity through changing market conditions

Steel plate and bar is the largest procurement cost; **100% of raw materials sourced domestically**

PO-based purchasing with no long-term contracts; **volume discounts captured opportunistically**

TOP 10 SUPPLIERS BY PURCHASES[b]

19+-year tenure among top suppliers


SUPPLIER
YEARS
SUPPLIER A
13
SUPPLIER B
24
SUPPLIER C
13
SUPPLIER D
23
SUPPLIER E
13
SUPPLIER F
23
SUPPLIER G
21
SUPPLIER H
20
SUPPLIER I
21
SUPPLIER J
23

[a] For the trailing twelve months ending August 31, 2025

[b] For the year ending December 31, 2024

Integrated products and services built around the requirements of electric utilities and their contractors

Representative Products

High-performance metal components for power generation, transmission and distribution systems, including substations, transformers, switchgear and power lines

Key products include straps, yokes, fasteners and suspension clamps for **high-voltage transmission lines**

Essential to grid expansion and reliability, and required regardless of generation source (fossil, nuclear or renewable) — insulating demand from energy-policy shifts

Engineered to utility specifications for corrosion resistance, conductivity and durability in extreme weather



YOKE PLATES



LOAD-BEARING CONNECTORS



SUSPENSION CLAMPS



SUPPORT FOR SUSPENDING CABLES

Integrated Solutions

IN-HOUSE SERVICES

Machining
CNC cutting, shaping and finishing of metal components

Fabrication
Welding, cutting, bending and forming into finished parts

Assembly
Integrating components into subassemblies and final products

Kitting
Organized component kits for streamlined delivery and assembly

PARTNER SERVICES

Galvanizing
Thick zinc coating for corrosion protection

Plating
Thinner protective coatings, such as zinc, for corrosion resistance

Metallurgical Testing
Verifies composition and mechanical properties for material certification

Heat Treating
Controlled heating and cooling for strength, hardness and durability

Data-center-driven electricity demand is fueling a generational investment cycle in transmission and distribution

Actual and projected domestic transmission investment [a]

Capital investment by investor-owned electric companies and stand-alone transmission companies



$22B
$24B
$25B
$25B
$27B
$30B
$33B
$40B
$44B
$46B
$49B
2018
2019
2020
2021
2022
2023
2024
2025
2026
2027
2028
Actual
Projected

Transmission investment more than doubles from $22B in 2018 to a projected $49B in 2028, with ~$179B expected over 2025–2028 alone.

U.S. electricity consumption is entering a period of generational growth [b]



7
6
5
4
3
2
1
2025
2029
2033
2037
2041
2045
2049

U.S. electricity consumption reached a record ~4.3T kWh in 2025 and is projected to grow 39% to ~6.0T kWh by 2050.

Data centers are the key driver of U.S. peak load growth through 2030 [c]



Other 30 GW: ~20%
Data Centers 90 GW: ~55%
Oil & Gas / Mining 10 GW: ~5%
Industrial / Mfg 30 GW: ~20%

Data centers will be among the primary drivers of U.S. electricity-demand growth from 2024 through 2030

[a] Source: Edison Electric Institute Business Analytics Group, Jan 2026; [b] Source: U.S. Energy Information Administration, Electric Power Monthly and Annual Energy Outlook 2026, Counterfactual Baseline; [c] Grid Strategies 2025 Load Growth Forecast

Following Broadwind's divestiture of non-core wind assets, MCM adds manufacturing capacity and skilled labor across targeted vertical markets

MCM Adds a 5th Manufacturing Location in Alabama

Cicero, IL

Gearing | 301K SF

Industrial gearing, Gearboxes, Precision machining, Engineering

Pittsburgh, PA

Gearing | 52K SF

Gearbox services, Heat treatment, Aftermarket capabilities

Abilene, TX

Other | 15K SF

Clean fuels manufacturing and testing

Sanford, NC

Industrial Solutions | 134K SF

Supply chain solutions, Light fabrication, Inventory management, Kitting and assembly

Northport, AL

Grid Infrastructure Solutions | 37K SF

Machining, Fabrication, Assembly, Kitting



IL
PA
NC
TX
AL

MCM provides a new market vertical for Broadwind — electrical transmission and distribution infrastructure

Pro forma combined Broadwind-MCM revenue by end market for the year-to-date ended June 30, 2026

	% of Total	Pro-Forma YTD June 30, 2026
Power Generation	56%	$28M
Transmission & Distribution	14%	$7M
Oil & Gas	11%	$6M
Industrial	8%	$4M
Mining	4%	$2M
Other	7%	$3M

MCM expands our sales mix within growing, higher-margin T&D end-markets

	BROADWIND	MCM	BROADWIND | MCM Pro forma
Total Facilities (a)	4	1	**5**
Manufacturing Square Footage (a)	502K+	37K+	**539K+**
Employees (b)	220	50	**270**
TTM Revenue (a), (c)	$73.6	$16.5	**$90.1**
TTM Adjusted EBITDA (a), (c)	($0.1)	$3.7	**$3.6**
TTM Adjusted EBITDA Margin (a), (c)	(0.2%)	22.5%	**4.0%**



(a) As of June 30, 2026; (b) As of September 30, 2026; (c) Dollars in millions; trailing 12 months through June 30, 2026. Totals may not sum due to rounding.

MCM accelerates our path to becoming a leading precision manufacturing partner to U.S. power and critical infrastructure

MCM provides an immediate entry point into the higher-growth T&D market

T&D customers would represent 14% of combined Broadwind – MCM pro forma YTD 2Q26 revenue.

MCM brings a higher-value sales mix that accelerates our pathway toward margin expansion

MCM brings a superior margin profile to Broadwind's legacy business.

MCM adds a proven team and a 100% domestic skilled manufacturing base

MCM brings 30 years of execution under seasoned owner-operators and increases our skilled workforce by more than 20%[b].

The team that built MCM stays in place

Senior leadership and key personnel are retained, supported by performance-based incentives.

We maintain our balance-sheet discipline

Pro forma for the MCM acquisition, our net leverage is ~3.7x[a] at June 30, 2026, with a target of 2.0x or less by year-end 2028.

The transaction is accretive at closing

It adds to both margins and EPS at close

[a] Pro forma net debt to TTM Adjusted EBITDA is calculated with debt and cash pro forma for the MCM acquisition divided by TTM Adjusted EBITDA as of 2Q26; [b] Based on employees as of September 30, 2026.

GAAP to Non-GAAP Disclaimer

The information in this Presentation includes financial information determined by methods other than in accordance with U.S. generally accepted accounting principles ("GAAP").

The Company provides non-GAAP adjusted EBITDA (earnings before interest, income taxes, depreciation, amortization, share-based compensation and other stock payments, restructuring costs, impairment charges, other non-cash gains and losses and transaction costs) and adjusted EBITDA margin (adjusted EBITDA margin is calculated as adjusted EBITDA divided by revenues) as supplemental information regarding the Company's and MCM's business performance. The Company's management uses this supplemental information when it internally evaluates its performance, reviews financial trends and makes operating and strategic decisions. The Company believes that these non-GAAP financial measures are useful to investors because they provide investors with a better understanding of the Company's past financial performance and future results, which allows investors to evaluate the Company's performance using the same methodology and information as used by the Company's management. The Company's definitions of adjusted EBITDA and adjusted EBITDA margin may be different from similar non-GAAP financial measures used by other companies and/or analysts.

Reconciliations of Adjusted EBITDA and Adjusted EBITDA Margin to the nearest GAAP measures are included at the end of this Presentation.

Reconciliations (Unaudited)

Consolidated	Trailing Twelve Months Ended June 30, 2026					
	BWEN		MCM		Total	
Income (Loss) From Continuing Operations	$	(7,123)	$	2,251	$	(4,872)
Interest Expense		1,974		185		2,160
Income Tax Provision		105		306		410
Depreciation and Amortization		3,014		830		3,844
Share-based Compensation and Other Stock Payments		1,147		-		1,147
Transaction Costs		747		-		747
Diligence Adjustments		-		144		144
Adjusted EBITDA (Non-GAAP)	$	(135)	$	3,716	$	3,580
Revenues	$	73,612	$	16,505	$	90,116
Adjusted EBITDA margin		(0.2%)		22.5%		4.0%